UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Selectica, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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SELECTICA, INC.
1740 Technology Drive, Suite 460
San Jose, California 95110
________________

December ___, 2010

TO THE STOCKHOLDERS OF SELECTICA, INC.

Dear Stockholder:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Selectica, Inc. (the “Company”), which will be held at  the Company’s corporate headquarters located at 1740 Technology Drive, Suite 460, San Jose, California, 95110 on January 5, 2011, at 9:00 a.m. Pacific Time.

Details of the election and other business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

It is important that your shares be represented and voted at the meeting.  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  Returning the proxy does NOT deprive you of your right to attend the Annual Meeting.  If you decide to attend the Annual Meeting and wish to change the vote reflected on your previously submitted proxy, you may do so automatically by voting in person at the meeting.  Detailed instructions on how to submit a proxy or vote your shares can be found in the “How to Vote” section on page 1 of the attached proxy statement.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.  We look forward to seeing you at the Annual Meeting.

Sincerely,

ALAN HOWE
Chairman of the Board

SELECTICA, INC.
1740 Technology Drive, Suite 460
San Jose, California 95110
________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On January 5, 2011

The 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Selectica, Inc. (the “Company”) will be held at the Company’s corporate headquarters located at 1740 Technology Drive, Suite 460, San Jose, California, 95110 on January 5, 2011 at 9:00 a.m. Pacific Time for the following purposes:

1.      To elect five (5) individuals nominated by our Board of Directors to serve as members of our Board of Directors until the expiration of their respective terms or until their successors have been duly elected or qualified;

2.      To consider and vote upon a proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation to impose certain transfer restrictions on shares of the Company’s outstanding stock, which restrictions are intended to protect the long-term value to the Company of its substantial net operating loss carryforwards (“NOLs”).

3.      To consider and vote upon a proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation to decrease the total number of shares of common  stock that the Company shall have authority to issue;

4.      To ratify the appointment of Armanino McKenna LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011;

5.      To consider and vote upon a stockholder proposal to request that the Board of Directors, in compliance with applicable law, take all necessary action to provide that director nominees shall be elected by the affirmative vote of the majority of votes at an Annual Meeting of stockholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats; and

6.      To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing proposals are more fully described in the attached Proxy Statement.

Only stockholders of record at the close of business on December 1, 2010 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof.  A list of such stockholders will be available for inspection at the Company’s corporate headquarters located at 1740 Technology Drive, Suite 460, San Jose, California, 95110, during ordinary business hours for the ten-day period prior to the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS, ALAN HOWE Chairman of the Board
San Jose, California
December ___, 2010

 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, January 5, 2011

The proxy statement and annual report to security holders are available at
https://materials.proxyvote.com/[816288]

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IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.  IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE THE VOTE REFLECTED ON YOUR PREVIOUSLY SUBMITTED PROXY, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

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SELECTICA, INC.
1740 Technology Drive, Suite 460
San Jose, California 95110
________________

PROXY STATEMENT
________________

FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held January 5, 2011

This proxy statement (“Proxy Statement”) is furnished to the stockholders of Selectica, Inc., a Delaware corporation (the “Company”), by the Company in connection with the solicitation by the Board of Directors of the Company (the “Board” or “Board of Directors”) of proxies in the accompanying form for use in voting at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on January 5, 2011, at the Company’s corporate headquarters located at 1740 Technology Drive, Suite 460, San Jose, California, 95110 at 9:00 a.m. (PST), and any adjournment or postponement of the Annual Meeting.  The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

Solicitation and Voting Procedures

This Proxy Statement and the accompanying proxy were first sent by mail to stockholders on or about December 8, 2010.  The cost of this solicitation is being borne by the Company.  In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners.  Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, either personally or by telephone or facsimile.

Record Date

The close of business on December 1, 2010 has been fixed as the record date (the “Record Date”) for determining the holders of shares of common stock of the Company (“Common Stock”) entitled to notice of and to vote at the Annual Meeting.  As of the close of business on the Record Date, the Company had 2,285,756 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.  Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters.

Who Can Vote

Stockholder of Record:  Shares Registered in Your Name

If your shares were registered directly in your name with the Company transfer agent, Wells Fargo Bank, National Association, on the Record Date, then you are a stockholder of record.  As a stockholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your shares are represented and voted at the meeting.

Beneficial Owner:  Shares Registered in the Name of a Broker, Dealer, Bank or Other Nominee

If your shares were held, not in your name, but rather in an account at a broker, dealer, bank or other nominee on the Record Date, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.  You are also invited to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Matters to be Voted Upon

There are five matters scheduled for a vote:

•	Election of our Board of Directors’ five nominees as director;

•
Amendment of the Company’s Second Amended and Restated Certificate of Incorporation (the “Restated Certificate”) to impose certain transfer restrictions on the outstanding shares of the Company’s stock, for the purpose of protecting the Company’s NOL carryforwards;

•	Amendment of the Restated Certificate to decrease the total number of shares of common stock that the Company shall have authority to issue;

•	Ratification of Armanino McKenna LLP (“Armanino”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2011; and

•
Stockholder proposal to request that the Board of Directors take all necessary actions to provide that director nominees shall be elected by the affirmative vote of the majority of votes at an Annual Meeting of stockholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

Quorum Required

A majority of the shares of Common Stock outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Annual Meeting.  Thus, 1,142,879 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.  Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.  A broker non-vote occurs when a broker, dealer, bank or other stockholder of record holding shares for a beneficial owner submits a proxy for the Annual Meeting but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.  If the persons present or represented by proxy at the Annual Meeting constitute the holders of less than a majority of the outstanding shares of common stock as of the record date, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

How to Vote

You may either:

•	Vote “For” all the nominees to the Board of Directors;

•	Vote “For” all the nominees to the Board of Directors other than the one(s) you specify to “Withhold” your vote for; or

•	“Withhold” your vote for all nominees.

For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

Stockholder of Record:  Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or submit a proxy to vote your shares using the enclosed proxy card.  Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

If you do not mark your voting instructions on the proxy card, your shares will be voted:

1.	For the election of the five director nominees named in this proxy;

2.	For approval of each of the amendments of the Restated Certificate described in Proposals 2 and 3;

3.	For ratification of the appointment of Armanino as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011; and

4.
Against the stockholder proposal to request that the Board of Directors take all necessary actions to provide that director nominees shall be elected by the affirmative vote of the majority of votes at an Annual Meeting of stockholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

Beneficial Owner:  Shares Registered in the Name of Broker, Dealer, Bank or other Nominee

If you are a beneficial owner of shares registered in the name of your broker, dealer, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company.  Simply complete and mail the proxy card to ensure that your vote is counted.  To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, dealer, bank or other agent.  Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker or bank to request a proxy form.

If your shares are registered in the name of a broker, dealer or bank, you may be eligible to vote your shares by telephone or through the Internet.  A large number of banks and brokerage firms provide eligible stockholders the opportunity to vote in this manner.  If your bank or brokerage firm allows for this, your voting form will provide instructions for such alternative method of voting.

THE COMPANY IS UNABLE TO COUNT VOTES RECEIVED IN ANY MANNER OTHER THAN THOSE DESCRIBED ABOVE.  After the Annual Meeting has been adjourned, any subsequent votes which are submitted to the transfer agent will not be counted.

Votes Required

Proposal 1.  Under our Bylaws, in any “uncontested election” of directors (i.e., an election where the number of nominees does not exceed the number of directors to be elected), as is the case in this election, each director will be elected by the vote of a “majority of the votes cast,” meaning that the number of votes cast “for” a director’s election must exceed 50% of the total votes cast with respect to that director’s election.  Abstentions and broker non-votes will not be counted as votes cast “for” or “against” a director and thus will have no effect on a director’s election.

In accordance with our Bylaws, any director nominee who fails to receive a majority of the votes cast for his or her election in an uncontested election will not be elected. Under Delaware law, however, each director holds office until his or her successor is duly elected and qualified. For this reason, any nominee currently serving on the Board who fails to receive a majority of the votes cast for his or her election in an uncontested election will not automatically cease to be a director, but instead will continue to serve on the Board as a “holdover director” until his or her successor is elected and qualified or until his or her earlier resignation or removal. To address this situation, our Bylaws provide that if any incumbent nominee is not elected at an annual meeting and no successor has been elected at the meeting, that director must tender his or her resignation to the Board promptly following the certification of the election results. The Nominating Committee will make a recommendation to the Board as to whether or not to accept the tendered resignation. Taking into account the committee’s recommendation, the Board will decide whether to accept the resignation and will publicly announce its decision.  Any director who tenders his or her resignation will not participate in the recommendation of the committee or the decision of the Board with respect to his or her resignation. The committee, in making its recommendation, and the Board, in making its decision, may consider any factors or information that they consider appropriate and relevant. If the Board declines to accept a director’s resignation, that director will continue to serve on the Board until his or her successor is elected and qualified, or until the director’s earlier resignation or removal. If the Board accepts a director’s resignation, then the Board may fill any resulting vacancy by majority vote of the remaining directors.

Proposals 2 and 3.  Approval of the proposals to amend the Restated Certificate requires, in each case, the affirmative vote of a majority of the outstanding shares of Common Stock on the Record Date, or 1,142,879 shares of Common Stock.  Accordingly, any shares not voted in favor of these proposals, including broker non-votes and abstentions, will have the same effect as votes “Against” those proposals.

Proposals 4 and 5.  Ratification of the appointment of Armanino as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011 and the stockholder proposal to request that the Board of Directors take all necessary actions to provide that director nominees shall be elected by the affirmative vote of the majority of votes at an Annual Meeting of stockholders, requires the affirmative vote of a majority of those shares of Common Stock present in person, or represented by proxy, and entitled to vote thereon.  Abstentions will have the same effect as votes “Against” these proposals.  Broker non-votes will not be considered as entitled to vote on the proposals and, accordingly, will not affect the determination of whether either proposal is approved.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.  Attendance at the meeting, in and of itself, will not revoke a previously submitted proxy.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Restated Certificate currently provides for a Board of Directors comprised five directors to serve a term of one (1) year or until their successor is elected and qualified.  At the Annual Meeting, the Company will have authorized five directors.  At the Annual Meeting, all five of the Company’s currently serving directors will be elected to serve until the Company’s 2011 Annual Meeting or until their successors are elected and qualified.  Messrs. Casey, Gullard and Brodsky were elected as Directors by the Board on October 7, 2010, to complete the terms of Brenda Zawatski, Jamie Arnold and James Thanos, who each resigned from the Board on October 7, 2010.

The individuals being nominated for election to the Board of Directors (the “Nominees”), their ages as of October 31, 2010, the positions and offices held with the Company and certain biographical information are set forth below.  The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed.  In the event the Nominees are unable or decline to serve as directors at the time of the Annual Meeting, the proxies will be voted for any nominees who may be designated by the present Board of Directors to fill the vacancies.  As of the date of this Proxy Statement, the Board of Directors is not aware that the Nominees are unable or will decline to serve as directors.  The Nominees that receive the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company.

Nominee	Age	Positions and Offices Held with the Company

Alan Howe (1)(3)	49	Director and Chairman of the Board
Lloyd Sems (2)(3)	39	Director
Michael J. Casey (1)(3)	47	Director
J. Michael Gullard (1)(2)	65	Director
Michael Brodsky (2)	42	Director
________________
(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating/Corporate Governance Committee

Alan Howe was elected to the Board on January 12, 2009.  He has served since January 12, 2010 as Co-Chair of our full Board and on October 8, 2010 was elected as sole Chairman of our full Board.  He has served as co-founder and managing partner of Broadband Initiatives, LLC, a boutique corporate advisory and consulting firm, since 2003.  He also has served as a Managing Director with B Riley & Co. LLC in their corporate advisor group under a consulting agreement, since December 2009.  He served as vice president of strategic and wireless business development for Covad Communications, Inc., a national broadband telecommunications company from May 2005 to October 2008.  Prior to that, Mr. Howe was chief financial officer and vice president of corporate development of Teletrac, Inc., and director of corporate development for Sprint PCS.  Mr. Howe is currently a member of the public Boards of Directors of Ditech Networks, Inc. and Altigen Communications, Inc.  He previously served on the boards of Proxim, Inc., Crossroads, Inc., Alliance Semiconductor Inc., LLC International, Inc., Kitty Hawk, Inc., and Dyntek, Inc. which are no longer reporting companies.  Mr. Howe holds a B.A. in business administration from the University of Illinois and an M.B.A. from the Indiana University Kelley Graduate School of Business.  We believe that Mr. Howe’s prior positions and current advisory roles provide the Board with leadership experience and operational knowhow; in addition his outside board experience helps the Board in its compliance and governance discussions and strategies.

Lloyd Sems has served as a director since June 2, 2008.  He has served as a member of the Compensation Committee since July 10, 2008 and as Chairperson of the Nominating/Corporate Governance Committee of the Board (the “Nominating/Corporate Governance Committee”) since May 20, 2009.  Since October 2003, he has served as President of Sems Capital, LLC and of Capital Edge, LLC, both of which he founded.  Previously, Mr. Sems served as Director of Research and Portfolio Manager for Watchpoint Asset Management.  Mr. Sems holds a Bachelor of Science degree in Business Administration and Finance from Albright College.  Mr. Sems also serves on the Board of Directors of Sport-Haley, Inc. (OTC Pink Sheets: SPOR) which he joined in April of 2009.  We believe that Mr. Sems’s knowledge of the securities and capital markets, as well as his experience as one of the Company’s larger long term shareholders, is invaluable to our Board’s discussions of the Company’s strategic, capital and liquidity needs.

Michael J. Casey was elected to the Board on October 7, 2010 and was appointed as a member of the Nominating/Corporate Governance Committee and as Chairperson of the Audit Committee of the Board (the “Audit Committee”) on October 8, 2010.  Since 2006, Mr. Casey has been a partner at TechCFO, a professional services firm that provides financial and strategic consulting services.  Mr. Casey is currently serves as a director of Blue Pillar, Inc. and Swyzzle, LLC, both privately-held companies.  From 2005 to 2006, Mr. Casey served as the chief operating officer and chief financial officer for Reflex Security, Inc., a privately held provider of security virtualization management solutions.  From 2001 to 2005, Mr. Casey served as Chief Financial Officer for MAPICS, Inc., a publicly traded provider of enterprise resource planning software for the discrete manufacturing industries.  Previously, Mr. Casey served as Executive Vice President, Chief Financial and Administrative Officer of iXL Enterprises, Inc., a publicly traded professional services firm, Chief Financial Officer of Manhattan Associates, Inc., a publicly traded provider of supply chain executive solutions, and Chief Financial Officer of IQ Software Corporation, a publicly traded provider of business intelligence software.  Mr. Casey holds a Bachelor of Business Administration degree in Accounting from The University of Georgia.  We believe that Mr. Casey’s financial and operational experience, particularly with respect to the software industry, will be essential to the Board’s business and operational discussions.

J. Michael Gullard, was elected to the Board on October 7, 2010 and was appointed as a member of the Audit Committee and as Chairperson of the Compensation Committee of the Board (the Compensation Committee”) on October 8, 2010.  Mr. Gullard has been the General Partner of Cornerstone Management, a venture capital and consulting firm specializing in software and data communications companies since 1984. He currently serves as a director of the publicly-held companies JDA Software, Inc. and Planar Systems, Inc.  Mr. Gullard also serves as a member of the Board of Directors of the following non-reporting companies:  Alliance Semiconductor Corporation, Proxim Inc. and Dyntek, Inc., where he is also Chairman of the Board of Directors.  From 1992 to 2004, he served as Chairman of NetSolve, Incorporated, a publicly-held corporation that provides IT infrastructure management services on an outsourced basis. From 1996 to 2004, Mr. Gullard also served as Chairman of Merant PLC (formerly Micro Focus Group Ltd.), a publicly-held corporation that specializes in change management software tools. Previously, Mr. Gullard held a variety of senior financial and operational management positions at Intel Corporation. Mr. Gullard holds a B.A. degree in Economics from Stanford University, and an M.B.A. from Stanford's Graduate School of Business.  We believe that Mr. Gullard’s prior positions and current advisory roles provide the Board with leadership experience and operational knowhow; in addition his outside board experience helps the Board in its compliance and governance discussions and strategies.

Michael Brodsky was elected to the Board on October 7, 2010 and was appointed as a member of the Board’s Compensation Committee on October 8, 2010.  Mr. Brodsky was formerly Executive Chairman of Youbet.com, Inc., a public company, from June 2009 to June 2010.  In June 2010, Youbet.com, Inc. completed its sale to Churchill Downs Incorporated, a public company, and Mr. Brodsky was elected to Churchill Downs Board of Directors.  Prior to serving Youbet.com’s Executive Chairman, Mr. Brodsky served as Youbet.com’s President and CEO from April 2008 to June 2009.  Prior to this, in June 2007, Mr. Brodsky served as a Director for Youbet.com and was elected to Chair its Board in February 2008.  Mr. Brodsky managed New World Opportunity Partners, a public investment arm of the Chicago based Pritzker family, where he was the managing partner beginning in 2005.  Mr. Brodsky also served as Chief Financial Officer of The Away Network from 1999 until 2005.  In 2005, when The Away Network was acquired by Orbitz.com and Cendant Corporation, Mr. Brodsky worked as VP, Finance in Cendant’s Travel Distribution Services Division.  Mr. Brodsky holds a B.A. degree in Anthropology from Syracuse University, a J.D. from Northwestern University School of Law and an M.B.A. from Northwestern University JL Kellogg Graduate School of Management.  We believe that Mr. Brodsky’s prior positions and current advisory roles provide the Board with leadership experience and operational knowhow; in addition his outside board experience helps the Board in its compliance and governance discussions and strategies.

Independence of the Board of Directors

The Board of Directors is currently composed of five members and has affirmatively determined that each director is independent under applicable listing standards of The Nasdaq Global Stock Market (“Nasdaq”) for director independence.  The Nasdaq listing qualifications include various objective standards and a subjective test.  A member of the Board of Directors is not considered independent under the objective standards if, for example, he or she is employed by the Company.  The subjective test requires that each independent director not have a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

All members of each of the Audit, Compensation and Nominating/Corporate Governance Committees are independent directors.  In addition, the Board of Directors has determined that all of the members of the Audit Committee meet the additional independence criteria required for audit committee membership under applicable rules of the Securities and Exchange Commission (the “SEC”) and listing standards of Nasdaq.

The directors hold office until their successors have been elected and qualified or their earlier death, resignation or removal.

Board Leadership Structure

We currently have separate individuals serving as Chairman of our Board of Directors and our principal executive officer. Mr. Howe has served as Chairman of our Board of Directors since October 8, 2010, after having served as Co-Chair of our Board of Directors with Mr. Arnold since January 12, 2010.  Mr. Stern  has served as our President and Chief Operating Officer since January 12, 2010.  Our Corporate Governance Guidelines do not require the positions of Chairman and Chief Executive Officer to be separate, and the Board believes that it is important to maintain flexibility to choose the leadership structure that best meets the needs of the company and its stockholders based on the circumstances existing at the time and the qualifications of available individuals.  However, the Board also believes the separation of these positions has served our company well and has no plans to change this separation at the present time.

The leadership of the Board of Directors includes the Chairman of the Board and the Chairpersons of each of the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee.  The Board conducts much of its work through its three principal standing committees—Audit, Compensation and Nominating/Corporate Governance—to which the Board has delegated authority and responsibilities in accordance with the committees’ respective charters. The Chairperson of each committee is independent and was appointed by the full Board.

Risk Oversight

Risk is inherent with every business and we face a number of risks, including strategic, financial, operational, legal/compliance and reputational risks. Our management is responsible for the day-to-day management of the risks that we face. Our Board of Directors as a whole has responsibility for the oversight of enterprise risk management, with the oversight of certain risk areas delegated to board committees. For instance, our Compensation Committee is responsible for assessing risks associated with our compensation programs, and our Audit Committee is responsible for overseeing management of certain financial and regulatory risk areas. The Board’s oversight role is supported by management reporting processes that are designed to provide the Board and committees visibility into the identification, assessment, and management of critical risks.  The Board is kept informed of each committee’s risk oversight and other activities via regular reports of the committee chairs to the full Board. Our Board’s role in risk oversight is consistent with the Board’s leadership structure, with the members of management having responsibility for assessing and managing our risk exposure, and the Board and committees of the Board providing oversight in connection with those efforts.

Board of Directors Meetings and Committees

During the fiscal year ended March 31, 2010, the Board of Directors held thirty (30) meetings.  For the fiscal year, each of the directors during the term of their tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings or actions by written consent of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served.  We encourage our directors to attend our annual stockholders meetings.  Last year, three directors attended the Company’s annual stockholders meeting, either in person or by conference telephone.

Stockholder Communications with the Board of Directors

The Board provides a process for stockholders of the Company to send communications to the Board.  Stockholders may communicate with the Board as a whole, with a committee of the Board, or with an individual director by sending a letter to the Company’s Corporate Secretary at Selectica, Inc., 1740 Technology Drive, Suite 460, San Jose, California, 95110.  Each such communication should set forth (i) the name and address of such stockholder, as they appear on the Company’s books, and if the stock is held by a nominee, the name and address of the beneficial owner of the stock, and (ii) the class and number of shares of the Company’s stock that are owned of record by such record holder and beneficially by such beneficial owner.  The Secretary will forward any such communication to the Board generally or to a particular director, subject to screening out communications that (i) are solicitations for products and services, (ii) matters of a personal nature not relevant for stockholders or (iii) matters that are of a type that render them improper or irrelevant to the functioning of the Board and the Company.

Audit Committee

During the fiscal year ended March 31, 2010, the Audit Committee held three (3) meetings.  The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the adequacy of the Company’s financial reporting and disclosure controls and processes, the adequacy of the Company’s internal control policies, the selection of the Company’s independent auditors, the scope of the annual audits, fees to be paid to the Company’s registered independent public accounting firm, the performance of the Company’s registered independent public accounting firm and the accounting practices of the Company.

The current members of the Audit Committee are Messrs. Casey (Chairperson), Howe and Gullard.  Mr. Howe was appointed to the Audit Committee in January 2009.  Messrs. Casey and Gullard were appointed to the Audit Committee in October 2010.  Mr. Casey was appointed Chairperson of the Audit Committee on October 8, 2010.  Messrs. Sems, Arnold and Thanos and Ms. Zawatski each served as members of the Audit Committee during the fiscal year ended March 31, 2010 but resigned from the Committee during the fiscal year.  The Board has determined that Mr. Casey is an audit committee financial expert within the meaning of applicable SEC rules.

The Board amended and restated the Audit Committee’s written charter on June 28, 2009.  A copy of the Audit Committee Charter is available on the Company’s website at http://www.selectica.com/Company/CorporateGovernance/tabid/733/Default.aspx.

Compensation Committee

During the fiscal year ended March 31, 2010, the Compensation Committee held two (2) meetings.  The Compensation Committee makes recommendations to the Board regarding the compensation of the Board members, reviews the performance of the executive officers of the Company, establishes compensation programs for such officers and determines their compensation, and reviews the compensation programs for other key employees, including salary and cash bonus levels and option grants under the Company’s 1999 Equity Incentive Plan and 2001 Supplemental Plan, and administers the 1999 Employee Stock Purchase Plan.  The current members of the Compensation Committee are Messrs. Gullard (Chairperson), Brodsky and Sems.  Mr. Sems was appointed to the Compensation Committee in July 2008.  Messrs. Gullard and Brodsky were appointed to the Compensation Committee in October 2010.  Mr. Gullard was appointed Chairperson of the Compensation Committee on October 8, 2010.  Messrs. Thanos, Howe and Arnold and Ms. Zawatski each served as members of the Compensation Committee during the fiscal year ended March 31, 2010 but resigned from the Committee during the fiscal year.

The charter for the Compensation Committee was adopted by the Board on January 21, 2004, and amended and restated by the Board on June 28, 2009.  A copy of the Compensation Committee’s charter is available on the Company’s website at http://www.selectica.com/Company/CorporateGovernance/tabid/733/Default.aspx.

The Compensation Committee has not used the services of outside consultants since the beginning of fiscal year 2010.  While the Compensation Committee has the authority to delegate responsibilities to a sub-committee, it has not done so since the beginning of fiscal year 2010.  The Compensation Committee has frequently consulted the Company’s officers and the Co-Chairs and Chairman of the Board, and these individuals have made recommendations with regard to the compensation of officers other than themselves, but the final decisions are made solely by the committee members.

Nominating/Corporate Governance Committee

During the fiscal year ended March 31, 2010, the Nominating/Corporate Governance Committee held five (5) meetings.  The Nominating/Corporate Governance Committee is charged with reviewing, acting on and reporting to the Board with respect to overseeing the search for, evaluation of, and nomination of directors for service on the Board and its committees, including candidates nominated by stockholders.  In addition, the Nominating Committee is charged with evaluating the performance of the Board, reviewing its composition and structure, and overseeing and implementing continuing education programs.  The current members of the Nominating/Corporate Governance Committee are Messrs. Casey, Howe and Sems (chairperson).  Mr. Howe was appointed to the Nominating/Corporate Governance Committee in January 2009.  Mr. Casey was appointed to the Nominating/Corporate Governance Committee in October 2010.  Mr. Sems was appointed to the Nominating/Corporate Governance Committee in July 2008 and was appointed chair of the Committee on May 20, 2009.  Messrs. Arnold, Thanos and Ms. Zawatski each served as members of the Nominating/Corporate Governance Committee during the fiscal year ended March 31 2010, but resigned from the Committee during the fiscal year.

The charter for the Nominating/Corporate Governance Committee was adopted by the Board on January 21, 2004.  On June 28, 2009, the Board reconstituted its committee as the “Nominating/Corporate Governance Committee” and granted it responsibility and authority to, among other things, oversee corporate governance policies and procedures, including compliance with applicable regulatory and legal requirements.  A copy of the Nominating/Corporate Governance Committee’s charter is available on the Company’s website at http://www.selectica.com/Company/CorporateGovernance/tabid/733/Default.aspx.

In evaluating existing directors and nominees for director candidates to recommend to the Board, the Nominating/Corporate Governance Committee will take into account the appropriate skills and guidelines required of Board members in the context of the current make-up of the Board.  These guidelines and skills of the Board, as a whole, may include:

•	various and relevant career experience;

•	relevant skills, such as an understanding of the software industry;

•	financial expertise;

•	diversity; and

•	local and community ties.

The minimum qualifications and skills that each director should possess include:

•	the highest professional and personal ethics and values;

•	broad experience at the policy-making level in business, government, education, technology or public interest;

•	a commitment to enhancing stockholder value; and

•	sufficient time to carry out their duties and to provide insight and practical wisdom based on experience.

The Nominating/Corporate Governance Committee evaluates the foregoing factors, among others, and does not assign any particular weighting or priority to any of these factors. Neither the Nominating/Corporate Governance Committee nor the Board of Directors has a specific policy with regard to the consideration of diversity in identifying director nominees. However, both may consider the diversity of background and experience of a director nominee in the context of the overall composition of the Board of Directors at that time, such as diversity of knowledge, skills, experience, geographic location, age, gender, and ethnicity. In general, the Nominating/Corporate Governance Committee seeks director nominees with the talents and backgrounds that provide the Board of Directors with an appropriate mix of knowledge, skills and experience for the needs of the Company’s business. The Nominating/Corporate Governance Committee and the Board of Directors discuss the composition of directors on the Board, including diversity of background and experience, as part of the annual Board evaluation process.

The Nominating/Corporate Governance Committee believes that the continuing service of qualified incumbent directors promotes stability and continuity on the Board, contributing to the Board’s ability to work effectively as a collective body, while providing the Company with the benefits of familiarity and insight into the Company’s affairs that its directors have developed over the course of their service.  Accordingly, consistent with past Company practice, the Nominating/Corporate Governance Committee will first consider recommending incumbent directors who wish to continue to serve on the Board for re-election at the Company’s Annual Meeting of stockholders.

In determining whether to recommend a director for re-election, the Nominating/Corporate Governance Committee will also consider, among other criteria, the director’s tenure on the Board, past attendance at meetings, participation in and contributions to the activities of the Board, the director’s continued independence (including any actual, potential or perceived conflicts of interest), as well as the director’s age and changes in his or her principal occupation or professional status.

In situations where the Nominating/Corporate Governance Committee determines not to recommend an incumbent director for re-election, an incumbent director declines to stand for re-election, or a vacancy arises on the Board for any reason (including the resignation, retirement, removal, death or disability of an incumbent director or a decision of the directors to expand the size of the Board), the Nominating/Corporate Governance Committee may commence a search for new director nominees.  The Nominating/Corporate Governance Committee may, in its discretion, consider bona fide candidates from all relevant sources, including stockholders, current Board members, professional search firms, who may pay a fee to assist with the identification and evaluation of potential candidates for director, and other persons.

The nominees to the Board have been recommended for nomination by the Nominating/Corporate Governance Committee for inclusion in this proxy statement and on the Company’s proxy card.

Recommendation of Nominees by Stockholder

On June 28, 2009, our Board of Directors adopted new Corporate Governance Guidelines that, among other things, specify that the Board will consider all bona fide director candidates nominated by stockholders and establish procedures by which stockholders may submit recommendations of director candidates.  These procedures are as follows:

•	To recommend a candidate for election to our Board, a stockholder must notify our Nominating/Corporate Governance Committee by writing to our General Counsel.

•	The stockholder’s notice must set forth the following information:

(i)         To the extent reasonably available, information relating to such director candidate that would be required to be disclosed in a proxy statement pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in which such individual is a nominee for election to the Board;

(ii)         The director candidate’s written consent to (A) if selected, be named in the Company’s proxy statement and proxy and (B) if elected, to serve on the Board; and

(iii)         Any other information that such stockholder believes is relevant in considering the director candidate.

Stockholders wishing to submit director candidates for consideration by the Nominating/Corporate Governance Committee should also comply with the notice and information requirements of the Company’s bylaws, a copy of which was filed as an exhibit to the annual report on form 10-K dated June 30, 2003, as discussed below.  See “Stockholder Proposals for 2011 Annual Meeting – Requirements for Stockholder Proposals to be Brought Before the Annual Meeting.”  Among other things, such stockholder’s notice shall set forth as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and Rule 14a-11 thereunder, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

The Nominating/Corporate Governance Committee will evaluate candidates proposed by stockholders under criteria similar to the evaluation of other candidates.  In addition, the Committee may also consider, as one of the factors in its evaluation, the amount of Company voting stock held by the stockholder and the length of time the stockholder has held such stock.  The Nominating/Corporate Governance Committee may request any additional information reasonably necessary to assist it in assessing a proposed candidate.

Code of Ethics

The Board of Directors has adopted a Code of Ethics for Chief Executive Officer and Senior Financial Officers and a Code of Business Conduct applicable to all directors, officers and employees of the Company pursuant to applicable rules of the SEC and the listing standards of the Nasdaq.  The Code of Ethics for Chief Executive Officer and Senior Financial Officers and Code of Business Conduct can be found on our website, http://www.selectica.com/Company/CorporateGovernance/tabid/733/Default.aspx.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FIVE NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS OF THE COMPANY.

PROPOSAL NO. 2
APPROVAL OF AMENDMENT OF THE SECOND AMENDED AND RESTATED CERTIFICATE
OF INCORPORATION TO IMPOSE CERTAIN TRANSFER RESTRICTIONS ON SHARES OF THE COMPANY’S STOCK, FOR THE PURPOSE OF PROTECTING THE COMPANY’S NET OPERATING LOSS (NOL) CARRYFORWARDS

The Board of Directors has approved and declared advisable, and is hereby soliciting stockholder approval of, an amendment of the Restated Certificate to impose certain transfer restrictions on the outstanding shares of the Company’s stock, which restrictions are intended to protect the long-term value to the Company of its substantial net operating loss carryforwards (“NOLs”).

Form of Amendment

The proposed amendment to the Restated Certificate is set forth in Appendix A to this Proxy Statement, with deletions indicated by strike-outs and additions indicated by underlining.  If this proposal is approved by the requisite vote of stockholders as set forth above, a certificate of amendment containing the proposed amendments to the Restated Certificate as set forth on Appendix A will be filed with the Secretary of State of the State of Delaware.  The Board of Directors may abandon the proposed amendments, whether before or after stockholder approval, at any time prior to their effectiveness.  Pursuant to Section 202 of the Delaware General Corporation Law, the transfer restrictions set forth in Appendix A, if adopted, will not be binding on stockholders who do not vote in favor of this Proposal.

Background and Purpose of Amendment

As of March 31, 2010, the Company had unrestricted U.S. net operating losses, or NOLs, totaling approximately $174.3 million.  Under U.S. tax law, the Company can carry forward these NOLs as potential tax deductions until they expire.  NOLs benefit the Company by offsetting U.S. federal taxable income dollar-for-dollar by the amount of the NOLs, thereby reducing or eliminating the Company’s U.S. federal corporate income tax (other than the U.S. federal alternative minimum tax) on such income.  The benefit of the NOLs to the Company can be reduced or eliminated under section 382 of the Code if the Company experiences an “ownership change,” as defined in Section 382 (“Section 382”) of the Internal Revenue Code of 1986, as amended (the “Code”) and described in more detail below.  An ownership change can occur through one or more acquisitions of the Company’s stock, whether occurring contemporaneously or pursuant to a single plan, by which stockholders or groups of stockholders, each of whom owns or is deemed to own directly or indirectly at least 5% of the Company’s stock, increase their ownership of the Company’s stock by more than 50 percentage points within a three-year period.

While the Company has implemented a rights plan to assist in protecting the NOLs, the Company currently does not have the ability to completely restrict transactions that could result in an ownership change.  Further, if the Board of Directors determines that it is in the best interests of the Company and its stockholders to terminate the Company’s registration of its common stock under the Exchange Act, large stockholders will not be required, as they currently are under SEC rules, to publicly report the ownership of Company shares.  As a result, the Company may not have the ability to efficiently monitor the ownership levels of its stock and take timely and  appropriate measures under its rights plan, or otherwise, to guard against an “ownership change”, as defined in Section 382 of the Code.  The Board of Directors believes the best interests of the Company and its stockholders will be served by amending the Restated Certificate to adopt provisions that are designed to restrict direct and indirect transfers of the Company’s stock if such transfers will affect the percentage of stock that is treated as owned by a 5% stockholder, and the Board of Directors has unanimously approved such amendment.  This proxy statement refers to these provisions as the “transfer restrictions.”

As of September 30, 2010, the Company does not believe that it has experienced an “ownership change”, but calculating whether an ownership change has occurred is subject to inherent uncertainty. This uncertainty results from the complexity and ambiguity of the section 382 provisions, as well as limitations on the knowledge that any publicly traded company can have about the ownership of and transactions in its securities.  The transfer restrictions, if approved, will be included in the Restated Certificate.

Stockholders are urged to read carefully the accompanying Appendix A, which sets forth the complete text of the proposed transfer restrictions.

Summary of Transfer Restrictions

The following is a summary of the proposed transfer restrictions. This summary is qualified in its entirety by reference to the full text of the proposed transfer restrictions, which are set forth in the text of the proposed amendment found at Appendix A.  Pursuant to the Delaware General Corporation Law, the transfer restrictions described below shall not be binding on those stockholders who do not vote in favor of the restrictions.

Prohibited Transfers. Subject to certain exceptions pertaining to existing 5% stockholders (described below), the transfer restrictions generally will restrict any direct or indirect transfer (such as transfers of stock that result from the transfer of interests in other entities that own stock in the Company) if the effect would be to:

1.	increase the direct or indirect ownership of Company stock by any person (or public group) from less than 5% to 5% or more;

2.	increase the percentage of Company stock owned directly or indirectly by a person (or public group) owning or deemed to own 5% or more of the Company’s stock; or

3.	create a new public group.

Transfers included under the transfer restrictions include sales to persons (or public groups) whose resulting percentage ownership (direct or indirect) of stock would exceed the 5% thresholds discussed above, or to persons whose direct or indirect ownership of stock would by attribution cause another person (or public group) to exceed such threshold. Complicated rules of constructive ownership, aggregation, segregation, combination and other stock ownership rules prescribed by the Code (and related regulations) will apply in determining whether a person or group of persons constitute a 5% stockholder under Section 382 and whether less than 5% stockholders will be treated as one or more “public groups,” each of which is a 5% stockholder under Section 382.

For purposes of determining the existence and identity of, and the amount of stock owned by, any stockholder, the Company will be entitled to rely conclusively on (a) the existence or absence of filings with the SEC of Schedules 13D and 13G (or any similar filings or disclosures) as of any date and (b) the Company’s actual knowledge of the ownership of its stock. The transfer restrictions will include the right to require a proposed transferee, as a condition to registration of a transfer of stock, to provide all information reasonably requested regarding such person’s direct and indirect ownership of Company’s stock.  The transfer restrictions may result in the delay or refusal of certain requested transfers of Selectica common stock.

As a result of these rules, the transfer restrictions could result in prohibiting ownership (thus requiring dispositions) of stock as a result of a change in the relationship between two or more persons or entities, or of a transfer of an interest in an entity other than the Company, such as an interest in an entity that, directly or indirectly, owns stock the Company. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) in respect of the Company’s stock to the extent that, in certain circumstances, creation, transfer or exercise of the option would result in a proscribed level of ownership.

Treatment of Pre-existing 5% or Greater Stockholders.  The transfer restrictions will contain exceptions permitting certain otherwise prohibited transfers by pre-existing 5% or greater stockholders.  In contrast to the treatment of persons who become “5-percent stockholders” (as defined in Section 382) after the adoption of this amendment, who will be prohibited from disposing of any shares of the Company’s common stock without the express consent of the Board of Directors, a direct or indirect transfer of shares of common stock by (but not to) a pre-existing 5% or greater stockholder will be permitted so long as such a transfer would not increase the ownership of stock by any person (other than a public group) to 5% or more, or increase the percentage ownership by a person (other than a public group) owning 5% or more of the Company’s stock.

Consequences of Prohibited Transfers. Upon adoption of the transfer restrictions, any direct or indirect transfer of shares bound by the restrictions that is attempted in violation of the restrictions would be void as of the date of the purported transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the restrictions for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such stock, or in the case of options, receiving stock in respect of their exercise. In this proxy statement, stock acquired in violation of the transfer restrictions is referred to as “excess stock.”

In addition to any such purported transfer being void as of the date of the purported transfer, upon demand, the purported transferee must transfer the excess stock to the Company’s agent along with any dividends or other distributions paid with respect to such excess stock.  The Company’s agent is required to sell such excess stock in an arms’ length transaction (or series of transactions) that would not constitute a violation under the transfer restrictions.

The net proceeds of the sale, together with any other distributions with respect to such excess stock received by the Company’s agent, after deduction of all costs incurred by the agent, will be distributed first to the purported transferee in an amount, if any, equal to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the violative transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be distributed to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to the Company’s agent (except to the extent the Company grants written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had the Company’s agent sold such shares).

Any stockholder who knowingly violates the transfer restrictions will be liable for any and all damages suffered by the Company as a result of such violation, including damages resulting from a reduction in or elimination of the ability to utilize the NOLs and any professional fees incurred in connection with addressing such violation.

Modification and Waiver of Transfer Restrictions. The Board of Directors will have the discretion to approve a transfer of stock that would otherwise violate the transfer restrictions. If the Board of Directors decides to permit a transfer that would otherwise violate the transfer restrictions, that transfer or later transfers may result in an ownership change that could limit the Company’s use of the NOLs. As a condition to granting an exemption from the transfer restrictions, the Board of Directors may require an opinion of counsel (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of the NOLs under Section 382.

In addition, in the event of a change in law, the Board of Directors will be authorized to eliminate the transfer restrictions, modify the applicable allowable percentage ownership interest (now 5%) or modify any of the terms and conditions of the transfer restrictions, provided that the Board of Directors concludes in writing that such change is reasonably necessary or advisable to preserve the NOLs or that the continuation of the affected terms and conditions of the transfer restrictions is no longer reasonably necessary for such purpose. The Board’s determination in such circumstances must be based upon a written opinion of tax counsel. Written notice of any such determination will be provided to stockholders.

The Board may establish, modify, amend or rescind by-laws, regulations and procedures for purposes of determining whether any transfer of stock would jeopardize the Company’s ability to preserve and use the NOLs.

Expiration of Transfer Restrictions.  The transfer restrictions will remain in effect until the Board of Directors determines that the NOLs are no longer available to reduce the Company’s future income tax liability, which should be the earlier of full usage of the NOLs or their expiration. The Board is permitted to accelerate or extend the expiration date of the transfer restrictions in the event of a change in the law.

Reasons for Transfer Restrictions.  The purpose of the transfer restrictions is solely to help preserve the long-term value of the Company’s accumulated NOL carryforwards. The proposed transfer restrictions are designed to prohibit certain transfers of the Company’s stock in excess of amounts that, because of provisions of the Code, could inhibit the Company’s ability to use the Company’s NOLs to reduce future income tax liability. The transfer restrictions may have anti-takeover effects because they will restrict the ability of a person or group from accumulating an aggregate of 5% or more of stock and the ability of persons or groups now owning 5% or more of the Company’s stock from acquiring additional stock. The transfer restrictions are not in response to any effort to accumulate the Common Stock or to obtain control of the Company. The Company’s Board of Directors considers the transfer restrictions to be reasonable and in the best interests of the Company and its stockholders because the transfer restrictions reduce certain of the risks related to the Company’s future use of the NOLs.

Required Vote

The affirmative vote of stockholders holding at least a majority of the shares of the Common Stock outstanding on the Record Date is required for approval of this proposal.  All abstentions, broker non-votes and failures to return a proxy card will have the same effect as a vote against this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL NO. 3
APPROVAL OF AMENDMENT  OF THE SECOND AMENDED AND RESTATED CERTIFICATE
OF INCORPORATION TO DECREASE THE TOTAL NUMBER OF SHARES OF CAPITAL STOCK WHICH THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE

The Board of Directors has approved, and is hereby soliciting stockholder approval of, an amendment of the Restated Certificate to decrease the total number of shares of capital stock that the Corporation shall have authority to issue.

Form of Amendment

The proposed amendment to the Restated Certificate is set forth in Appendix B to this Proxy Statement.  If this proposal is approved by the requisite vote of stockholders as set forth above, an Amendment to the Restated Certificate in substantially the form of Appendix B will be filed with the State of Delaware.

Background and Purpose of Amendment

In February, 2010, pursuant to authority granted by a stockholder vote at the 2009 Annual Meeting, the Board of Directors approved a one-for-twenty reverse stock split of the Company’s capital stock.  The reverse stock split was intended to bring the company in compliance with NASDAQ Listing Rules related to the minimum trading price of the Company’s common stock.

When the reverse stock split became effective in February 2010, every 20 shares of issued and outstanding Selectica common stock was automatically reclassified into one share of common stock.  Following the reverse split, the number of outstanding shares of the company's common stock was reduced to approximately 2,800,000.  The Company’s Restated Certificate currently authorizes 150,000,000 shares of common stock and 25,000,000 shares of preferred stock for issuance, which is significantly in excess of the Company’s number of issued and outstanding shares and the number of authorized but not issued and outstanding shares reasonably anticipated to be issued by the Company in the future.  The proposed amendment will reduce the number of authorized common shares to 15,000,000 and the number of authorized preferred shares to 1,000,000.

The Board believes that the reduction in authorized shares will benefit the Company by reducing the amount of Delaware franchise tax owed.  The Company’s Delaware franchise tax is calculated annually and is based on the Company’s authorized shares.  The Board also recognizes that shares of authorized stock could be issued in one or more transactions that would make a change of control of the Company more difficult, and therefore less likely. The additional authorized shares could be issued to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding.  By reducing the number of authorized but unissued shares, the proposed amendment and restatement may reduce this anti-takeover effect.

Required Vote

The affirmative vote of stockholders holding at least a majority of the shares of the Common Stock outstanding on the Record Date is required for approval of this proposal.  All abstentions, broker non-votes and failures to return a proxy card will have the same effect as a vote against this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL NO. 4
RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Company is asking the stockholders to ratify the appointment of Armanino McKenna LLP (“Armanino”) as the Company’s registered independent public accounting firm for the fiscal year ending March 31, 2011.

In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection.  Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different registered independent public accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company’s and its stockholders’ best interests.

Armanino has audited the Company’s financial statements since September 21, 2005.  Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

A summary of the fees paid to Armanino during the prior fiscal year is contained in the section entitled “Audit Fees.”

Votes Required

The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to ratify the appointment of Armanino.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ARMANINO MCKENNA LLP TO SERVE AS THE COMPANY’S REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2011.

PROPOSAL NO. 5
STOCKHOLDER PROPOSAL REGARDING ELECTION OF THE BOARD OF DIRECTORS

The Company has received, pursuant to Rule 14a-8 promulgated under the Exchange Act, a proposal to be voted on by stockholders at the Annual Meeting. The text of the stockholder proposal appears below exactly as received by the Company along with the supporting statement provided. All statements contained in the stockholder proposal are the sole responsibility of the proponent. The proponent of this proposal is Versata, Inc. (“Versata”). Versata claims to be the owner of 95,653 shares of the Company’s Common Stock and has been a stockholder since October 14, 2008.

RESOLVED: That the stockholders of Selectica, Inc. (the “Company”) hereby request that the Board of Directors initiate the appropriate process to amend the Company articles of incorporation and/or bylaws to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an Annual Meeting of stockholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

The Board opposes Proposal No. 5 for the reasons stated following the Supporting Statement below.

Supporting Statement

“Is accountability by the Board of Directors important to you? As a long-term stockholder of the Company, Versata thinks accountability is of paramount importance. This is why we are sponsoring a proposal that would remove a plurality vote standard for uncontested elections, which effectively disenfranchises stockholders and eliminates a meaningful stockholder role in uncontested director elections.

Under the Company's current plurality voting system, a director nominee may be elected with as little as his or her own affirmative vote because "withheld" votes have no legal effect.  This scheme deprives stockholders of a powerful tool to hold directors accountable, because it makes it impossible to defeat director nominees who run unopposed.  At Selectica's 2009 Annual Meeting, Brenda Zawatski received 293,950 more "withhold" votes than "for" votes in an unopposed election.  In other words, Company stockholders clearly voted to block Ms. Zawatski's reelection.  However, the plurality voting system allowed Ms. Zawatski to remain a board member without the support of a majority of outstanding shares. A majority voting standard allows stockholders to actually vote "against" candidates and to defeat reelection of a management nominee, like Ms. Zawatski, that is unsatisfactory to the majority of votes cast.

For these reasons, a substantial number of companies already have adopted this form of majority voting. In fact, more than 66% of the companies in the S&P 500 have adopted majority voting for uncontested director elections. We believe Selectica should join the growing number of companies that have adopted a majority voting standard requiring incumbent directors who do not receive a favorable majority vote to submit a letter of resignation and to cease board service.

Majority voting in director elections empowers stockholders to clearly say "no" to unopposed directors who are viewed as unsatisfactory by a majority of votes cast. Incumbent board members serving in a majority vote system will understand that stockholders have the ability to determine whether the director remains in office. Majority voting, therefore, not only provides stockholders with the power to effectively remove poor directors, but also heightens director accountability to the stockholders who may refuse to support their reelection. This is what accountability is all about.

Versata believes that corporate governance procedures and practices, and the level of accountability they impose, are closely related to financial performance. It is intuitive that, when directors are accountable for their actions, they perform better. We therefore ask you to join us in requesting that the Board of Directors promptly adopt the majority voting standard. We believe the Company's stockholders will substantially benefit from the increased accountability of incumbent directors and the power to reject directors stockholders believe are not acting in their best interests.”

Recommendation of the Board of Directors

The Board of Directors agrees that a majority voting standard enhances Selectica’s corporate governance and would be a benefit to the Company’s stockholders.  Accordingly, on December 1, 2010, the Board adopted an amendment to the Company’s bylaws that implements the majority voting standard for all elections beginning with the elections held as part of the 2010 Annual Meeting.  For additional information on the bylaw amendment and the majority voting standard that was adopted by the Company on December 1, 2010, please refer to the Form 8-K that was filed with the SEC on December 4, 2010.

As the Board has already adopted the majority voting standard advocated by Proposal No. 5, the Board believes the proposal is moot and recommends a vote against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” THIS STOCKHOLDER PROPOSAL

Votes Required

The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to approve this proposal.

REPORT OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material,” to be “filed” with the SEC or be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The Audit Committee serves as the representative of the Board of Directors for general oversight of the financial accounting and reporting process, system of internal control, audit process and process for monitoring compliance with laws and regulations and the Company’s Standards of Business Conduct.  In addition, the Audit Committee annually appoints an independent registered public accounting firm to audit the financial statements of the Company.  The current members of the Audit Committee are Messrs. Casey (Chairperson), Howe and Gullard.  Mr. Howe was appointed to the Audit Committee in January 2009.  Messrs. Casey and Gullard were appointed to the Audit Committee in October 2010.  Mr. Casey was appointed Chairperson of the Audit Committee on October 8, 2010.  Messrs. Sems, Arnold and Thanos and Ms. Zawatski each served as members of the Audit Committee during the fiscal year ended March 31, 2010 but resigned from the Committee during the fiscal year.

The Company’s management has primary responsibility for preparing the Company’s financial statements and financial reporting process.  On September 21, 2005, the Company engaged its current independent registered public accounting firm, Armanino.  Armanino is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States since the date of its engagement.  The Audit Committee has general oversight responsibility with respect to the financial reporting process and the overall scope of the Company’s audit, and it reviews the results of the audit as well as other services provided by the Company’s independent registered public account firm.  As part of this process, the Audit Committee meets periodically with representatives of Armanino, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of our financial reporting.

In this context, the Audit Committee hereby reports as follows:

•
The Audit Committee has reviewed and discussed with the Company’s management and Armanino the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010.  This review included a discussion of the quality and the acceptability of the Company’s financial reporting and controls, including the clarity of disclosures in the financial statements.

•
The Audit Committee has discussed with Armanino, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters required to be discussed by SAS No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

•
The Audit Committee discussed with Armanino their independence from the Company and its management.  The Audit Committee has received the written disclosures and the letter from Armanino required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T and has discussed with Armanino its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended March 31, 2010 be included in the Company’s Annual Report on Form 10-K for that fiscal year for filing with the SEC.

Submitted by the following members of the Audit Committee:

Michael Casey, Chairperson J. Michael Gullard Alan Howe

Audit Fees

Our Audit Committee selected Armanino as our independent registered public accounting firm for the fiscal year ended March 31, 2010.  The following table sets forth the aggregate fees we paid to Armanino, for professional services provided during our fiscal years ended March 31, 2009 and 2010.

	Fiscal 2010	Fiscal 2009
	(In thousands)
Audit fees(1)	$352,158	$399,550
Audit-related fees(2)		0
Tax fees(3)		23,178
All other fees		18,918
Total fees	$352,158	$441,646
________________
(1)
Audit fees consist of fees incurred for professional services rendered for the audit of our annual consolidated financial statements and review of the quarterly consolidated financial statements that are normally provided by Armanino in connection with regulatory filings or engagements.

(2)	Audit-related fees relate to assurance and related services that are reasonably related to the audit or review of our financial statements.
(3)	Tax fees consist of fees for tax planning and tax compliance services.

Section 10A(i)(1) of the Exchange Act requires that all audit and non-audit services to be performed by the Company’s independent registered public accounting firm be approved in the advance by the Audit Committee, subject to certain exceptions to non-audit services accounting for less than five percent of the total fees which are subsequently ratified by the Audit Committee (the “De Minimis Exception”).  Pursuant to Section 10A(i)(1) of the Exchange Act, the Audit Committee has established procedures by which it pre-approves such services at each regularly scheduled meeting.  None of the non-audit services described above were performed pursuant to the De Minimis Exception during the periods in which the pre-approval requirement has been in effect.

EXECUTIVE OFFICERS

The following table sets forth, as of October 31, 2010, the names and certain information concerning our executive officers who do not also serve as directors:

Name	Age	Position
Jason Stern	40	President, Chief Operating Officer
Todd A. Spartz	45	Chief Financial Officer and Secretary

Jason Stern was appointed President and Chief Operating Officer on January 12, 2010.  Prior to this position, he was Senior Vice President of Operations of our Contract Management Business since June 10, 2009.  From March 2008 to June 2009, Mr. Stern served as our Vice President of Products and Business Development for Contract Management Solutions and from January 2007 to March 2008 was Vice President of Solutions.  Prior to joining us in November of 2006, Mr. Stern was the Vice President of Product Management for I-many, Inc. from April 2003 to November 2006.  From September 1999 to June 2002, Mr. Stern was employed by Oracle Corporation, an enterprise software company, managing products for CRM, Call Center, and Finance.  Mr. Stern has a B.A. from UCLA and an M.B.A. from the University of Southern California.

Todd A. Spartz was appointed our Chief Financial Officer and Secretary on September 14, 2009.  Mr. Spartz served as Chief Financial Officer at Nomis Solutions, Inc. from October 2007 to September 2009. He has also served as Vice President and Corporate Controller at Openwave Systems, from December 2005 until October 2007. Prior to that, Mr. Spartz served in various management positions of Metaward from April 2005 to December 2005, and Oblix from October 2003 to March 2005. Mr. Spartz has a BS Commerce from DePaul University and an MBA from Santa Clara University. Mr. Spartz is a licensed CPA in the state of California.

In June 2009, the Board determined that Jim Thanos and Brenda Zawatski together were acting in a capacity similar to that of a chief executive officer of the Company by virtue of their service as Co-Chairs of the Board.  Mr. Thanos resigned as a Co-Chairperson on August 19, 2009 and Ms. Zawatski resigned as Chairperson on November 19, 2009.  Both Mr. Thanos and Ms. Zawatski resigned as directors of the Company on October 7, 2010.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Stock Ownership of Certain Beneficial Owners and Management

The following tables set forth, as of October 31, 2010, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent 5% of the Company’s outstanding shares of Common Stock, (ii) each of the Company’s current directors and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group.  Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.  Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights.  As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.  The Company has relied upon the contents of statements filed with the SEC pursuant to Section 13(d) of the Securities Exchange Act of 1937, as amended (the “Exchange Act”).

To the Company’s knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock as beneficially owned by them.

Security Ownership of Certain Beneficial Owners

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (6)	Percent of Class
Common	Steel Partner Holdings, L.P. (1) 590 Madison Avenue, 32nd Floor New York, NY 10022	420,768	14.80%
Common	Dimensional Fund Advisors, Inc. (2) 1299 Ocean Avenue Santa Monica, CA 90401	144,708	5.09%
Common	Lloyd I. Miller III (3) 4550 Gordon Drive Naples, FL, 34102	547,619	19.26%
________________
Note:	Percentage of ownership is based on 2,843,611 shares of Common Stock outstanding on October 31, 2010.

(1)
Steel Partners LLC is the manager of Steel Partner Holdings L.P.  Steel Partners II GP LLC is the general partner of Steel Partner Holdings L.P.  Warren G. Lichtenstein is the manager of Steel Partners LLC and the managing member of Steel Partners II GP LLC.  By virtue of these relationships, each of Steel Partners LLC, Steel Partners II GP LLC and Mr. Lichtenstein may be deemed to beneficially own the shares owned by Steel Partner Holdings L.P.

(2)
Dimensional Fund Advisors LP (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts.  These investment companies, trusts and accounts are the “Funds.” In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the securities of the Company described above that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company held by the Funds.  However, all securities reported above are owned by the Funds.  Dimensional has disclaimed beneficial ownership of such securities.  The Funds have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities held in their respective accounts.  To the knowledge of Dimensional, the interest of any one such Fund does not exceed 5% of the class of securities.

(3)
Mr. Miller has sole voting and dispositive power with respect to 341,180 of the reported securities as a manager of a limited liability company that is the general partner of a certain limited partnership.  Mr. Miller has shared voting and dispositive power with respect to 206,439 of the reported securities as an investment advisor to the trustee of certain family trusts.

Security Ownership of Management

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common	Alan Howe (1)	11,667	*
Common	Lloyd Sems (2)	131,443	4.62%
Common	Jason Stern (3)	34,904	*
Common	Todd Spartz (4)	21,734	*
Common	Richard Heaps (5)	0	*
Common	Jim Thanos (6)	15,188	*
Common	Brenda Zawatski (7)	16,765	*
Common	Michael J. Casey	0	*
Common	J. Michael Gullard	0	*
Common	Michael Brodsky	0	*
Common	All executive officers and directors as a group (8 persons)	231,701	8.15%
*   Less than 1% of the outstanding shares of Common Stock.
__________________
Note: The number of shares of Common Stock deemed outstanding includes shares issuable pursuant to stock options that may be exercised within 60 days after October 31, 2010.  Percentage of ownership is based on 2,843,611 shares of Common Stock outstanding on October 31, 2010, plus shares of Common Stock subject to options or exercisable within 60 days of October 31, 2010 and held by each listed person.  Shares of Common Stock subject to options exercisable within 60 days of October 31, 2010 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership of any other person.

(1)
Includes 5,000 shares of Common Stock held by Mr. Howe and 6,667 shares of Common Stock issuable upon release of vested awards and exercise of stock options exercisable within 60 days of October 31, 2010.

(2)
Includes 60,952 shares of Common Stock held by Mr. Sems, 8,350 shares of Common Stock issuable upon release of vested awards and the exercise of stock options exercisable within 60 days of October 31, 2010 and 62,141 shares of Common Stock held beneficially by Sems Capital, LLC, of which Mr. Sems is the managing member.

(3)
Includes 20,892 shares of Common Stock held by Mr. Stern and 14,012 shares of Common Stock issuable upon release of vested awards and exercise of stock options exercisable within 60 days of October 31, 2010.

(4)	Includes 14,859 shares of Common Stock held by Mr. Spartz and 6,875 shares of Common Stock issuable upon release of vested awards within 60 days of October 31, 2010.
(5)
Mr. Heaps does not hold shares of Common Stock and does not have any options exercisable for shares of Common Stock within 60 days of October 31, 2010.  Mr. Heaps’s employment with us ended on October 1, 2009.

(6)
Includes 15,188 shares of Common Stock held by Mr. Thanos.  Mr. Thanos resigned as a director of the Company on October 7, 2010, but acted in a capacity similar to a principal executive officer during the fiscal year ended March 31, 2010.

(7)
Includes 16,765 shares of Common Stock held by Ms. Zawatski.  Ms. Zawatski resigned as a director of the Company on October 7, 2010, but acted in a capacity similar to a principal executive officer during the fiscal year ended March 31, 2010.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary

Our Compensation Committee believes that our compensation philosophy and programs are designed to foster a performance-oriented culture that aligns management’s interests with those of our stockholders.  Our Compensation Committee also believes that the compensation of our executive officers is both appropriate and responsive to the goal of improving stockholder value.

Fiscal 2010 Summary Compensation Table

The following table sets forth, for the last two fiscal years, the dollar value of all cash and non-cash compensation earned by each person who, for fiscal year 2010, may be considered a “named executive officer” under the rules of the SEC (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(7)	Option Awards ($)(1)(7)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Jason Stern (3)	2010	201,421	—	67,500	21,252	1,150	42,469	333,792
President and Chief Operating Officer	2009	175,000		90,950		37,713
Todd Spartz (4)	2010	120,833	—	124,000			1,643	246,476
Chief Financial Officer
James Thanos (5)	2010		—	25,000			162,208	253,707
Former Co-Chairman	2009			24,999			228,708	253,707
Brenda Zawatski (5)	2010			25,000			396,881	421,881
Former Co-Chairman	2009		—	24,999	20,063		351,273	396,335
Richard Heaps (6)	2010	136,213		0			157,421	293,634
Former Chief Financial Officer and General Counsel	2009	142,046	—	160,500		15,972		318,518
______________

(1)
The amounts in the Stock Awards and Option Awards columns reflect the grant date fair value of stock awards and option awards granted in the fiscal years shown, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of option award amounts are included in Note 9 to the financial statements set forth in our annual report on Form 10-K filed on June 29, 2010 (Commission File No. 000-29637).

(2)	The amounts in this column represent bonus payments based on the achievement of certain Company milestones.

(3)
Mr. Stern was elected President and Chief Operating Officer on January 12, 2010, and became an executive officer at that time.  All other compensation for Mr. Stern are for medical, dental, vision and life insurance.

(4)	Mr. Spartz’s employment with us started on September 14, 2009. All other compensation for Mr. Spartz is for life insurance.

(5)	On August 19, 2009, Mr. Thanos stepped down as Co-Chair of our Board and terminated his consulting relationship with the Company. Ms. Zawatski stepped down as Chair of our Board on November 12, 2009.

(6)	Mr. Heaps’ employment with us started on September 8, 2008 and ended on October 1, 2009.

(7)	The material terms of the referenced grants are included in the footnotes to the Outstanding Equity Awards table below and incorporated herein by reference.

Outstanding Equity Awards at Fiscal Year-End 2010

The following table sets forth information regarding outstanding equity awards as of March 31, 2010, for each of our named executive officers.

	Option Awards					Stock Awards
								Equity
								Incentive
								Plan Awards:
			Equity					Market or
			Incentive					Payout Value
			Plan Awards:					or Unearned
	Number of	Number of	Number of			Number of	Market Value	Shares,
	Securities	Securities	Securities			Shares or	of Shares or	Units or
	Underlying	Underlying	Underlying			Units of	Units of	Other Rights
	Unexercised	Unexercised	Unexercised	Option	Option	Stock That	Stock That	of Stock
	Options―	Options―	Unearned	Exercise	Expiration	Have Not	Have Not	That Have
Name	Exercisable (#)	Unexercisable (#)	Options (#)	Price ($)	Date	Vested (#)	Vested ($)(1)	Not Vested (#)
Jason Stern (2)	4,166	834		$17.00	11/12/2016
	1,875		5,625	$5.20	1/12/2020
						8,998	$44,720
						2,812		$13,976
Todd Spartz (3)						10,000	$49,700
						7,500		$37,275
James Thanos (4)	3,334	1,666		$18.10	11/15/2017
						5,000	$24,850
Brenda Zawatski (5)	5,000	0		$27.90	11/8/2015
	1,700	3,300		$10.80	9/9/2018	5,000
							$24,850
Richard Heaps
________________
(1)
Computed in accordance with SEC rules as the number of unvested shares or units multiplied by the closing market price of our Common Stock at the end of the 2010 fiscal year, which was $4.97 on March 31, 2010.  The actual value (if any) to be realized by the officer depends on whether the shares vest and on the future performance of our Common Stock.

(2)
Mr. Stern was granted 5,000 shares of non-qualified incentive stock options on November 13, 2006, one quarter of which vested upon completion of one year of continuous service from November 13, 2006, the vesting commencement date, and 1/48th of which shall vest when after each month of continuous service thereafter; provided that 100% of such shares shall be vested upon a change of control of the Company. In addition, Mr. Sten was granted 7,500 shares of performance-based non-qualified incentive stock options on January 12, 2010, 1,875 of these shares vested based achievement of certain performance targets for fiscal 2010, and the remaining 5,625 shares shall vest upon achievement of certain performance targets for fiscal 2011. Mr. Stern was granted 8,500 restricted stock units on September 9, 2008, half of which vested on September 9, 2009 after one year of continuous service from the September 9, 2008 vesting commencement date, and 1/8 has or will vest after each quarter of continuous service thereafter. Mr. Stern was also granted 5,000 restricted stock units on September 1, 2009, 1/16 of which has or will vest after each quarter of continuous service from the September 1, 2009 vesting commencement date and will vest in full upon a change of control of the Company. Mr. Stern was granted 2,500 restricted stock units on January 12, 2010, one quarter of which will vest after one year of continuous service from January 12, 2010, the vesting commencement date, and 1/16 will vest after each quarter of continuous service thereafter. Lastly, Mr. Stern was granted 3,750 performance-based restricted stock units on January 12, 2010, 938 units vested based on achievement of certain performance targets for fiscal 2010, and the remaining 2,812 units shall vest upon achievement of certain performance targets for fiscal 2011.

(3)
Mr. Spartz was granted 10,000 restricted stock units on September 14, 2009, one quarter of which vested upon completion of one year of continuous service from September 14, 2009, the vesting commencement date, and 1/16 shall vest after each quarter of continuous service thereafter; provided that 100% of such shares shall be vested upon a change of control of the Company. Additionally, Mr. Spartz was granted 10,000 performance-based restricted stock units on January 12, 2010, 2,500 vested based on achievement of certain performance targets for fiscal 2010, and the remaining 7,500 units shall vest upon achievement of certain performance targets for fiscal 2011.

(4)
Mr. Thanos was granted 5,000 shares of non-qualified incentive stock options on November 15, 2007, one third of which has or will vest after each year of continuous service from the November 15, 2007 vesting commencement date. In addition, Mr. Thanos was granted 5,000 restricted stock units on November 12, 2009, all of which will vest upon the earlier of a) one year of continuous service from November 12, 2009, the vesting commencement date or b) a change of control of the Company.  On October 7, 2010, in connection with the resignations of Mr. Thanos and Ms. Zawatski from the Board, the Board accelerated the restricted units such that all 5,000 shares became vested as of October 7, 2010.

(5)
Ms. Zawatski was 5,000 shares of non-qualified incentive stock options on November 9, 2005, one quarter of which vested upon completion of one year of continuous service from November 9, 2005, the vesting commencement date, and 1/48 shall vest when after each month of continuous service thereafter. Additionally, Ms. Zawatski was granted 5,000 shares of non-qualified incentive stock options on November 18, 2008, 1,700 shares of which vested upon completion of one year of service from September 9, 2008, the vesting commencement date, and 1,650 shares will vest after each year of continuous service thereafter; provided that 100% of such shares shall be vested upon a change of control of the Company. Lastly, Ms. Zawatski was granted 5,000 restricted stock units on November 12, 2009, all of which will vest upon the earlier of a) one year of continuous service from November 12, 2009, the vesting commencement date or b) a change of control of the Company.  On October 7, 2010, in connection with the resignations of Mr. Thanos and Ms. Zawatski from the Board, the Board accelerated the restricted units such that all 5,000 shares became vested as of October 7, 2010.

Employment Agreement with President and Chief Operating Officer

Mr. Stern entered into an employment arrangement with the Company under which he receives an annual base salary of $225,000.  Mr. Stern was also granted a cash incentive bonus of $15,000 for the fourth quarter of the Company’s 2010 fiscal year, based on the achievement of certain revenue and cash flow goals for such quarter, and an incentive bonus of $60,000 for the Company’s 2011 fiscal year, based on the achievement of certain revenue and cash flow targets for such year. In addition, Mr. Stern has been granted (i) 2,500 restricted stock units vesting over four years, with a one-year minimum service requirement, (ii) 3,750 restricted stock units vesting based upon performance criteria established by the Board, (iii) an option to purchase 7,500 shares of the Company’s common stock vesting based upon performance criteria established by the Board, (iv) 8,500 restricted stock units vesting over three years, with a one-year minimum service requirement, and (v) 5,000 restricted stock units, vesting over four years and vesting in full upon a change in control of the Company.

In addition, the Company and Mr. Stern have entered into a severance agreement, which provides for the continuation of Mr. Stern’s base salary and health insurance coverage for six months if he is discharged for a reason other than cause or permanent disability at any time. However, Mr. Stern is entitled to twelve months of base salary and health insurance coverage if he is discharged for a reason other than cause or permanent disability or if he resigns for good reason, in either case within 12 months after the Company is subject to a change in control. Mr. Stern will be required to execute a release in the form attached to the severance agreement as a condition of receiving these benefits. The severance agreement also provides that all equity awards held by Mr. Stern at the time of a change in control will immediately vest in full.

Employment Agreement with Chief Financial Officer

Mr. Spartz entered into an employment arrangement with the Company under which he receives an annual base salary of $220,000. Mr. Spartz was granted a cash incentive bonus of $15,000 for the fourth quarter of the Company’s 2010 fiscal year and a cash incentive bonus of $60,000 for the Company’s 2011 fiscal year. Mr. Spartz received 10,000 restricted stock units vesting over four years, with a one year minimum service requirement and full acceleration of unvested units upon a change in control of the Company. Additionally Mr. Spartz has been granted 10,000 restricted stock units vesting based upon performance criteria established by the Board and vesting in full upon a change in control of the Company.

In addition, the Company and Mr. Spartz entered into a severance agreement, which provides, among other things, for the continuation of Mr. Spartz’s base salary and health insurance benefits for six months if he is discharged for a reason other than cause or permanent disability at any time. Mr. Spartz will be entitled to twelve months of base salary and health insurance benefits if he is discharged without cause or resigns for good cause within twelve months after the Company is subject to a change in control. Mr. Spartz will be required to execute a release in the form attached to the severance agreement as a condition of receiving these benefits.

Employment Agreement with Former Chief Financial Officer

In September 2008, we entered into an employment agreement with Mr. Heaps when he became our Chief Financial Officer. Under the agreement, he received an annual base salary of $250,000.  Pursuant to the agreement, Mr. Heaps also received 7,500 restricted stock units vesting over four years, with full acceleration of unvested units upon a change in control of the Company. In addition, the Company and Mr. Heaps entered into a severance agreement, which provided for the continuation of his base salary and health insurance benefits for six months if he is discharged without cause at any time or if his employment terminates for any reason within 12 months after the Company is subject to a change in control.

Mr. Heaps’s employment with the Company ceased on October 1, 2009. Pursuant to the terms of his employment agreement, Mr. Heaps received a severance benefit of $124,053 plus benefits described above. His unvested stock units and options are not subject to accelerated vesting.

Employment Agreement with Former Co-Chairs

On June 30, 2008, James Thanos and Brenda Zawatski were appointed Co-Chairs of our Board of Directors, following the departure of our former chief executive officer on the same day.  As originally contemplated, Mr. Thanos and Ms. Zawatski would, in their capacity as non-employee directors, devote additional time on an interim basis to overseeing operational matters until we appointed a successor chief executive officer.  On August 1, 2008, our Board determined to compensate Mr. Thanos and Ms. Zawatski at the rate of $250 per hour in cash, subject to a maximum of eight hours per day, for time spent providing operational assistance beyond the time spent on normal Board matters.  Effective June 28, 2009, Mr. Thanos and Ms. Zawatski were formally designated as executive officers.  Pursuant to this arrangement, Mr. Thanos and Ms. Zawatski received $102,458 and $334,631, respectively, in cash in the fiscal year ended March 31, 2010, but no equity compensation.  In addition, pursuant to our regular compensation program for non-employee directors, they received $59,750 and $62,250, respectively, in cash in the fiscal year ended March 31, 2010, as well as the equity compensation shown in the table above.  On August 19, 2009, Mr. Thanos stepped down as Co-Chair of our Board and terminated his consulting relationship with the Company.  Ms. Zawatski stepped down as Chair of our Board on November 12, 2009.  Both Mr. Thaos and Ms. Zawatski resigned as directors of the Company on October 7, 2010.

Fiscal 2010 Director Compensation

The following table sets forth the compensation of the members of our Board of Directors for fiscal year 2010.  For the reasons described above in ”Employment Agreement with Former Co-Chairs”, the compensation of Mr. Thanos and Ms. Zawatski is shown in the tables above and is not included in the following table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Jamie Arnold	72,750	25,000	-	97,750
Alan Howe	62,046	25,000	-	87,046
Lloyd Sems	73,028	25,000	-	98,028
_________________
(1)
The amounts in the Stock Awards columns reflect the grant date fair value of stock awards granted in the fiscal year 2010, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of option award amounts are included in Note 9 to the financial statements set forth in our annual report on Form 10-K filed on June 29, 2010 (Commission File No. 000-29637).  Our directors held the following stock awards at March 31, 2010: Jamie Arnold, 5,000 shares; Alan Howe, 5,000 shares; and Lloyd Sems, 5,000 shares.  Our directors held the following options at March 31, 2010: Jamie Arnold, 12,500 shares; Alan Howe, 5,000 shares; and Lloyd Sems, 5,000 shares.

Under the director compensation policy in effect during fiscal year 2010, each non-employee director was paid a $20,000 annual retainer fee, a $10,000 annual fee per committee on which the non-employee director served as the chairperson ($20,000 for the Audit Committee chair) and a $5,000 annual fee for the first committee on which the non-employee director served.  Our non-employee directors were also entitled to a fee of $1,000 for each board or special committee meeting attended in person, or $500 for each board or special committee meeting attended by telephone.  Effective May 20, 2009, the policy was amended to provide for a $45,000 annual retainer fee and a $10,000 annual fee for the Audit Committee chair.  All other fees for service on committees or attendance at meetings were eliminated.  Travel expenses incidental to meeting attendance are reimbursed.

In addition, each non-employee director receives restricted stock units with a market value of $25,000.  All of the restricted stock units vest on the first anniversary of the grant, with immediate full vesting in the event of a change in control.  Upon taking office and every three years thereafter, each non-employee director also receives an option.  The number of option shares was 2,500 until January 2, 2009, when it was increased to 5,000 shares.  The options vest over three years, with immediate full vesting in the event of a change in control.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Restated Certificate limits the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the Delaware General Corporation Law.  Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

The Company’s Bylaws provide that the Company will indemnify its directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law.  The Company has also entered into indemnification agreements with its officers and directors containing provisions that may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.  Pursuant to these agreements, the Company has advanced or indemnified certain directors and officers for fees and expenses incurred by them in connection with the litigation with Trilogy, as previously reported in our 2010 Annual Report on form 10-K.

Transactions with Related Persons

Other than the compensation arrangements with directors and executive officers and except as set forth below, there have been no transactions since April 1, 2009 (and there are no currently proposed transactions) in which:

•	We have been or are to be a participant;

•	The amount involved exceeds $120,000; and

•
Any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediately family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

The spouse of Ms. Zawatski, one of our directors during fiscal 2010, serves as Executive Vice President and Chief Financial Officer of Cisco, Inc. (“Cisco”).  During fiscal 2010, Cisco purchased approximately $1.53 million in software licenses, annual maintenance and related technical services from the Company.  Ms. Zawatski had no direct involvement in these transactions.

On May 6, 2010, Ms. Zawatski entered into an employment relationship with CA, Inc. (“CA”) as a Senior Vice President working primarily on marketing. During fiscal 2010, CA purchased approximately $1.11 million in software licenses, annual maintenance and related technical services from the Company. Ms. Zawatski had no direct involvement in these transactions as she was not employed by CA at the time. Since May 6, 2010, Ms. Zawatski has not participated in any discussions at the Board about any ongoing or potential transactions with CA.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% percent of the Company’s Common Stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership of the Company’s Common Stock.  Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.  Based solely on its review of the copies of the Reporting Persons’ Section 16(a) reports or written representations from certain Reporting Persons, the Company believes that during the fiscal year ended March 31, 2009, all Reporting Persons complied with all applicable filing requirements, with the exception of reports that were filed late for the following persons:  Form 4 for Mr. Sems for 1,157,573 restricted stock units granted on January 2, 2009, filed on August 10, 2009; Form 4 for Mr. Howe for 100,000 options granted on February 27, 2009, filed on August 11, 2009; Form 4 for Ms. Zawatski for 29,586 restricted stock units granted on December 15, 2006, filed on August 11, 2009; Form 4 for Ms. Zawatski for 100,000 options granted on December 15, 2006, filed on August 11, 2009; Form 4 for Mr. Arnold for 29,586 restricted stock units granted on December 15, 2006, filed on August 14, 2009; Form 3 for Mr. Stern for 200,000 options granted on June 10, 2009, filed on September 11, 2009; Form 4 for Mr. Sems for 100,000 restricted stock units granted on November 12, 2009, filed on November 16, 2009; Form 4 for Ms. Zawatski for 100,000 restricted stock units granted on November 12, 2009, filed on November 16, 2009; Form 4 for Mr. Howe for 100,000 restricted stock units granted on November 12, 2009, filed on November 16, 2009; Form 4 for Mr. Arnold for 100,000 restricted stock units granted on November 12, 2009, filed on November 16, 2009; and Form 4 for Mr. Thanos for 100,000 restricted stock units granted on November 12, 2009, filed on November 16, 2009.

FORM 10-K

THE COMPANY HAS INCLUDED WITH THIS PROXY STATEMENT A COPY OF THE COMPANY’S FORM 10-K REPORT FOR FISCAL YEAR ENDED MARCH 31, 2010, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULE AND LIST OF EXHIBITS.  SHOULD YOU REQUIRE AN ADDITIONAL COPY, REQUESTS SHOULD BE SENT TO SELECTICA, INC., 1740 TECHNOLOGY DRIVE SUITE 460, SAN JOSE, CALIFORNIA, 95110, ATTN: STOCKHOLDER SERVICES.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials.  A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Selectica, Inc., 1740 Technology Drive Suite 460, San Jose, California, 95110, Attn: Corporate Secretary, or contact the Company’s Corporate Secretary by telephone at (408) 570-9700.  Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials.

Stockholders of the Company may submit proposals on matters appropriate for stockholder action at meetings of the Company’s stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”).  For such proposals to be included in the Company’s proxy materials relating to its 2011 Annual Meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by the Company no later than August 1, 2011.  However, if the date of next year’s Annual Meeting of stockholders is moved more than 30 days before or 30 days after the anniversary date of the Annual Meeting, the deadline for inclusion of proposals in the Company’s proxy statement and proxy is instead a reasonable time before the Company begins to print and mail its proxy materials.  Such stockholder proposals should be addressed to Selectica, Inc., 1740 Technology Drive, Suite 460, San Jose, California, 95110, Attn: Stockholder Services.

Requirements for Stockholder Proposals to be Brought Before the Annual Meeting.

The Company’s bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board of Directors or other proposals to be considered at an Annual Meeting of stockholders, the stockholder must have given timely notice thereof in writing to the Secretary of the Company not less than 70 nor more than 90 calendar days prior to the anniversary of the date of the immediately preceding Annual Meeting of stockholders (as specified in the Company’s proxy materials for its immediately preceding Annual Meeting of stockholders).  However, if the date of next year’s Annual Meeting of stockholders is advanced by more than 20 days, or delayed by more than 70 days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to the date of such Annual Meeting and not later than the close of business on the later of (i) the 70 day prior to the date of such Annual Meeting or (ii) the ten day period following the day on which public announcement of the date of such meeting is first made.  In no event will the public announcement of an adjournment of an Annual Meeting of stockholders commence a new time period for the giving of a stockholder’s notice as provided above.  A stockholder’s notice to the Company’s Secretary must set forth the information required by the Company’s bylaws with respect to any nomination for election to the Board and any other matter the stockholder proposes to bring before the Annual Meeting.  A stockholder seeking to nominate a director candidate for election to the Board should also comply with the notice and information requirements specified in our Corporate Governance Guidelines, as summarized above.  See “Proposal No. 1 (Election of Directors) – Recommendation of Nominees by Stockholders.”

Pursuant to Rule 14a-4(c) promulgated under the Exchange Act (“Rule 14a-4(c)”), if a stockholder who intends to present a proposal at the 2011 Annual Meeting of stockholders does not notify the Company of such proposal on or prior to October 1, 2011, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the Annual Meeting, even though there is no discussion of the proposal in the 2011 Proxy Statement.  If the date of next year’s Annual Meeting of stockholders is moved more than 30 days before or 30 days after the anniversary date of the Annual Meeting, the deadline for notice of such proposal is instead a reasonable time before the date of the 2011 Annual Meeting of stockholders.

MISCELLANEOUS AND OTHER MATTERS

Other Business—If any other items or matters properly come before the Annual Meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

The Board knows of no other matters to be presented for stockholder action at the Annual Meeting.  However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS, ALAN HOWE Chairperson
San Jose, California
December ___, 2010

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING.  IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.  THANK YOU FOR YOUR ATTENTION TO THIS MATTER.  YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

APPENDIX A

SELECTICA, INC., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST: The Second Amended and Restated Certificate of Incorporation of the Corporation, as heretofore amended (the “Certificate of Incorporation”), is hereby further amended as follows:

The following provisions shall be inserted into the Certificate of Incorporation as Article VI:

VI  RESTRICTIONS ON TRANSFER

6.1            Definitions.  As used in this Article, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treasury Regulation § 1.382-2T shall include any successor provisions):

“5% Transaction” means any Transfer described in clause (a) or (b) of Section 6.2.

“Agent” has the meaning set forth in Section 6.6.

“Code” means the Internal Revenue Code of 1986, as amended.

“Corporation Securities” means (i) shares of Common Stock, (ii) shares of Preferred Stock (other than preferred stock described in Section 1504(a)(4) of the Code), (iii) warrants, rights, or options (including options within the meaning of Treasury Regulation § 1.382-2T(h)(4)(v)) to purchase Securities of the Corporation, and (iv) any Stock.

“Excess Securities” has the meaning given such term in Section 6.5.

“Expiration Date” means, as to the restrictions set forth in Section 6.2(a) and (b), the beginning of the taxable year of the Corporation to which the Board of Directors determines that no Tax Benefits may be carried forward, unless the Board of Directors shall fix an earlier date in accordance with Section 6.11.

“Five-Percent Stockholder” means a Person or group of Persons that is a “5-percent stockholder” of the Corporation pursuant to Treasury Regulation § 1.382-2T(g).

“Percentage Stock Ownership” means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of section 382 of the Code as determined in accordance with Treasury Regulation § 1.382-2T(g), (h), (j) and (k) or any successor provision.

“Person” means any individual, firm, corporation or other legal entity, and includes any successor (by merger or otherwise) of such entity.

“Pre-existing 5% Stockholder” means (i) any Person that has filed a Schedule 13D or 13G with respect to the Corporation prior to [____] and (ii) any “5-percent owner” or “higher tier entity” of any Person described in clause (i) within the meaning of Treasury Regulation § 1.382-2T(f)(10) and 1.382-2T(f)(14).

“Prohibited Distribution” has the meaning given such term in Section 6.6.

“Prohibited Transfer” means any purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this Article.

“Public Group” has the meaning set forth in Treasury Regulation § 1.382-2T(f)(13).

“Purported Transferee” has the meaning set forth in Section 6.5.

“Securities” and “Security” each has the meaning set forth in Section 6.8.

“Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation § 1.382-2T(f)(18).

“Stock Ownership” means any direct or indirect ownership of Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect, and constructive ownership determined under the provisions of Section 382 if the Code or any successor provision and the regulations thereunder.

“Tax Benefit” means the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Corporation or any direct or indirect subsidiary thereof.

“Transfer” means, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition or other action taken by a person, other than the Corporation, that alters the Percentage Stock Ownership of any Person or group. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treasury Regulation § 1.382-2T(h)(4)(v)). For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Stock by the Corporation.

6.2           Restrictions on Transfers.  Any attempted Transfer of Corporation Securities prior to the Expiration Date and any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Expiration Date, shall be prohibited and void ab initio (a) if the transferor is a Five-Percent Stockholder or (b) to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (1) any Person or group of Persons would become a Five-Percent Stockholder or (2) the Percentage Stock Ownership in the Corporation of any Five-Percent Stockholder would be increased.

6.3            Exceptions.

(a) Notwithstanding anything to the contrary herein, if a Transfer by (but not to) a Pre-existing 5% Stockholder otherwise would be prohibited by Section 6.2, such Transfer shall not be prohibited under Section 6.2 if such Transfer does not increase the Percentage Stock Ownership of any Five-Percent Stockholder or create a new Five-Percent Stockholder, in each case, other than a Public Group (including a new Public Group created under Treasury Regulation § 1.382-2T(j)(3)(i)).

(b) Notwithstanding anything to the contrary herein, the restrictions set forth in Section 6.2 shall not apply to an attempted Transfer that is a 5% Transaction if the transferor or the transferee obtains the prior written approval of the Board of Directors or a duly authorized committee thereof. As a condition to granting its approval pursuant to Section 6.3, the Board of Directors may, in its discretion, require (at the expense of the transferor and/or transferee) an opinion of counsel selected by the Board of Directors that the Transfer shall not result in the application limitation on the use of the Tax Benefits under Section 382 of the Code. The Board of Directors may exercise the authority granted by this Article through duly authorized officers or agents of the Corporation. Nothing in this Section 6.3 shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

6.4            Legend.  Each certificate representing shares of Common Stock issued by the Corporation shall conspicuously bear the following legend:

“THE CERTIFICATE OF INCORPORATION (THE “CERTIFICATE OF INCORPORATION”) OF THE CORPORATION CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CORPORATION’S CERTIFICATE OF INCORPORATION) OF ANY STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER), THAT IS TREATED AS OWNED BY A FIVE PERCENT STOCKHOLDER UNDER THE CODE AND SUCH REGULATIONS.  IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE CORPORATION WITHIN THE MEANING OF DELAWARE GENERAL CORPORATION LAW (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CORPORATION’S CERTIFICATE OF INCORPORATION TO CAUSE THE STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION, CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.”

6.5            Excess Securities.

(a) No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). Until the Excess Securities are acquired by another person in a Transfer that is not a Prohibited Transfer, the Purported Transferee shall not be entitled with respect to such Excess Securities to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this Section 6.5 or Section 6.6 shall also be a Prohibited Transfer.

(b) The Corporation may require as a condition to the registration of the Transfer of any Corporation Securities or the payment of any distribution on any Corporation Securities that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to all  the direct or indirect ownership interests in such Corporation Securities. The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article, including, without limitation, authorizing such transfer agent to require an affidavit from a purported transferee regarding such Person’s actual and constructive ownership of stock and other evidence that a Transfer will not be prohibited by this Article as a condition to registering any transfer.

6.6           Transfer to Agent.  If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer then, upon written demand by the Corporation sent within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any dividends or other distributions that were received by the Purported Transferee from the Corporation with respect to the Excess Securities (“Prohibited Distributions”), to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section 6.7 if the Agent rather than the Purported Transferee had resold the Excess Securities.

6.7           Application of Proceeds and Prohibited Distributions.  The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (a) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (b) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount shall be determined at the discretion of the Board of Directors; and (c) third, any remaining amounts shall be paid to one or more organizations qualifying under section 501(c)(3) of the Code (or any comparable successor provision) selected by the Board of Directors. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Section 6.7. In no event shall the proceeds of any sale of Excess Securities pursuant to this Section 6.7 inure to the benefit of the Corporation.

6.8           Modification of Remedies for Certain Indirect Transfers.  In the event of any Transfer which does not involve a transfer of securities of the Corporation within the meaning of Delaware Law (“Securities,” and individually, a “Security”) but which would cause a Five-Percent Stockholder to violate a restriction on Transfers provided for in this Article, the application of Section 6.6 and Section 6.7 shall be modified as described in this Section 6.8. In such case, no such Five-Percent Stockholder shall be required to dispose of any interest that is not a Security, but such Five-Percent Stockholder and/or any Person whose ownership of Securities is attributed to such Five-Percent Stockholder shall be deemed to have disposed of and shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such Five-Percent Stockholder, following such disposition, not to be in violation of this Article. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Sections 6.6 and 6.7, except that the maximum aggregate amount payable either to such Five-Percent Stockholder or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Stock shall be paid out of any amounts due such Five-Percent Stockholder or such other Person. The purpose of this Section 6.8 is to extend the restrictions in Sections 6.2 and 6.6 to situations in which there is a 5% Transaction without a direct Transfer of Securities, and this Section 6.8, along with the other provisions of this Article, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

6.9            Legal Proceedings.  If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Section 6.6 (whether or not made within the time specified in Section 6.6), then the Corporation shall use its best efforts to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Section 6.9 shall (a) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article being void ab initio, (b) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (c) cause any failure of the Corporation to act within the time periods set forth in Section 6.6 to constitute a waiver or loss of any right of the Corporation under this Article.

6.10            Damages.  Any stockholder subject to the provisions of this Article who knowingly violates the provisions of this Article and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

6.11            Board Authority.

(a) The Board of Directors of the Corporation shall have the power to determine all matters necessary for assessing compliance with this Article, including, without limitation, (i) the identification of Five-Percent Stockholders, (ii) whether a Transfer is a 5% Transaction or a Prohibited Transfer, (iii) the Percentage Stock Ownership in the Corporation of any Five-Percent Stockholder, (iv) whether an instrument constitutes a Corporation Security, (v) the amount (or fair market value) due to a Purported Transferee pursuant to Section 6.7, and (vi) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Corporation not inconsistent with the provisions of this Article for purposes of determining whether any Transfer of Corporation Securities would jeopardize the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article. The Board of Directors may delegate all or any portion of its duties and powers under this Article to a committee of the Board of Directors as it deems necessary or advisable.

(b) Nothing contained in this Article shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (i) accelerate or extend the Expiration Date, (ii) modify the ownership interest percentage in the Corporation or the Persons or groups covered by this Article, (iii) modify the definitions of any terms set forth in this Article or (iv) modify the terms of this Article as appropriate to prevent an ownership change for purposes of section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such acceleration, extension, change or modification unless it concludes in writing that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits, and its conclusion is based upon a written opinion of tax counsel to the Corporation. Such written conclusion of the Board of Directors shall be filed with the Secretary of the Corporation and shall be mailed by the Secretary to all stockholders of the Corporation within 10 days after the date of such conclusion.

6.12            Reliance.  The Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer or the chief accounting officer of the Corporation or of the Corporation’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article, and the members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by any stockholder, the Corporation is entitled to rely conclusively on (a) the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar schedules), as of any date and (b) its actual knowledge of the ownership of Corporation Securities.

6.13 General Authorization.  The purpose of this Article is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits. If any provision of this Article or any application of any provision thereunder is determined to be invalid, the validity of the remaining provisions shall be unaffected and application of such provision shall be affected only to the extent necessary to comply with such determination.

SECOND: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer as of the _____ day of ________, 2010.

SELECTICA, INC.

By:
Name:
Title:

APPENDIX B

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
SELECTICA, INC.

SELECTICA, INC., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST: The Second Amended and Restated Certificate of Incorporation of the Corporation, as heretofore amended (the “Certificate of Incorporation”), is hereby further amended as follows:

The first paragraph of Article IV of the Certificate of Incorporation is hereby deleted in its entirety and replaced with the following:

“The total number of shares of capital stock which the Corporation shall have authority to issue is sixteen million (16,000,000), consisting of fifteen million (15,000,000) shares of Common Stock, par value $0.0001 per share (“Common Stock”), and one million (1,000,000) shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”).”

SECOND: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer as of the _____ day of ________, 2010.

SELECTICA, INC.

By:
Name:
Title:

B - 1

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,
SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

ò Please detach here ò

The Board of Directors Recommends a Vote FOR Items 1 and 2
1. Election of directors:	1. Lloyd Sems ☐Vote FOR all nominees ☐ Vote WITHHELD from all nominees 1. Alan Howe 2. Michael Casey 3. J. Michael Gullard 4. Michael Brodsky
(Instructions: To withhold authority to vote for any indicated nominee, Write the number(s) of the nominee(s) in the box provided to the right.)
2.To approve an amendment of the Second Amended and Restated Certificate of Incorporation to impose certain transfer restrictions on shares of the Company’s stock, for the purpose of protecting the Company’s NOL carryforwards.
☐ For ☐ Against ☐ Abstain
3.To approve an amendment of the Second Amended and Restated Certificate of Incorporation to decrease the total number of shares of capital stock which the corporation shall have authority to issue.	☐ For ☐ Against ☐ Abstain
4. To ratify the appointment of Armanino McKenna, LLP as the Company's independent accountants for the fiscal year ending March 31, 2011.	☐ For ☐ Against ☐ Abstain
5.To approve a stockholder proposal to request the Board of Directors to take all actions to provide that director nominees shall be elected by the affirmative vote of the majority of votes at an annual meeting of stockholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.
☐ For ☐ Against ☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4 and AGAINST PROPOSAL 5.

Address Change? Mark Box ❑ Indicate changes below:
Date  _________________________

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the
Proxy.

SELECTICA, INC.

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, January 5, 2011
9:00 a.m. Pacific Time

Selectica Company Headquarters
1740 Technology Dr., Suite 460
San Jose, CA 95110

Selectica, Inc.	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on January 5, 2011.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" Items 1, 2, 3 and 4 and against Item 5.

By signing the proxy, you revoke all prior proxies and appoint Todd Spartz with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.